SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                               RIVOLI BANCORP, INC.
                 ------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                  Not Applicable
                 ------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



                                RIVOLI BANCORP, INC.
                                 5980 ZEBULON ROAD
                                MACON, GEORGIA 31210

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 20, 2003


     The Annual Meeting of Shareholders of Rivoli BanCorp, Inc. (the "Company") will be held on Tuesday, May 20, 2003 at 9:00 a.m., at the City Club of Macon, 355 First Street, Macon, Georgia, for the following purposes:

     (1) to elect four Class II directors, each to serve for a term of three years and until his successor is elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 1, 2003 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                   By Order of the Board of Directors,

                                   /s/ J. Patrick McGoldrick
                                   -------------------------------------
                                   J. Patrick McGoldrick
                                   President and Chief Executive Officer

Macon, Georgia
April 15, 2003



      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE
           MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.



                           RIVOLI BANCORP, INC.
                            5980 ZEBULON ROAD
                           MACON, GEORGIA 31210

                      ANNUAL MEETING OF SHAREHOLDERS
                             MAY 20, 2003
                        __________________________

                             PROXY STATEMENT
                        __________________________


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rivoli BanCorp, Inc. (the "Company") for the Annual Meeting of Shareholders to be held on Tuesday, May 20, 2003, and any adjournments or postponements thereof, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 15, 2003. The address of the principal executive offices of the Company is 5980 Zebulon Road, Macon, Georgia 31210.

     Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the nominees named herein. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates.

     The record of shareholders entitled to vote at the Annual Meeting was taken on April 1, 2003. On that date, the Company had outstanding and entitled to vote 758,066 shares of common stock, with each share entitled to one vote.



                            ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at twelve, four of whom are to be elected at the 2003 Annual Meeting of Shareholders. The Company's Articles of Incorporation provide for a classified Board of Directors, whereby one-third of the Company's directors are elected each year at the Company's Annual Meeting of Shareholders, to serve a three-year term. Each Class II director is presently standing for re-election to the Board of Directors and, if elected, will serve for a term of three years and until his successor is elected and qualified.

     In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the common stock is required for the election of the four nominees standing for election. The Board of Directors recommends the election of the four nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated by management for re-election to the Board of Directors as Class II directors:

     ETHEL A. CULLINAN, PH.D., age 58, has served as President and Chief Executive Officer of the MedCen Community Health Foundation of Central Georgia Health System since 1989. Dr. Cullinan also serves as Secretary and Treasurer of Southern Regional Management (management consulting).

     D. FRANK GUNN, age 55, has served as the Chief Executive Officer and has been the sole shareholder of Macon Supply Co., Inc. (wholesale distribution) since 1978.

     EDWARD P. LOOMIS, JR., age 49, served as President and Chief Executive Officer of First Macon Bank & Trust from 1987 until October 1998. Mr. Loomis is now retired and manages his personal and family investments.

     WILLIAM T. WILEY, JR., age 62, served as Senior Vice President, Industrial Relations for YKK Corporation of America (manufacturer of closures, fasteners and architectural aluminum) from 1983 until retiring in December 2002.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

     Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2003 Annual Meeting of Shareholders.

CLASS I DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING

     ROY H. FICKLING, age 37, is the founder of Fickling & Company, Inc. (regional real estate service and development) and has served as its Chairman and President since 1994. He also serves as President of Riverside Ford, Inc. (automobile dealership), and is an officer and/or director of various privately-held investment and operating companies, both domestic and foreign.

     J. PATRICK MCGOLDRICK, age 53, has served as President and Chief Executive Officer of Rivoli Bank & Trust since it opened for business in June 1997. He has been employed in the banking industry for over 30 years. Prior to becoming an organizer of the bank in 1996, Mr. McGoldrick served in various management positions with NationsBank (now Bank of America).

     F. TREDWAY SHURLING, age 60, has served as President of Shurling & Co. (family owned real estate holdings) since 1977. He also holds a majority interest in Electro-Mech Scoreboard Company in Wrightsville, Georgia.

     RAYMOND H. SMITH, JR., age 44, has served as President and Chief Executive Officer of Smith, Brown & Groover, Inc. (securities broker-dealer) since 1992.


CLASS III DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING

     A.V. ELLIOTT, age 74, has been a 50% owner of Elliott Machine Shop since 1974 and currently serves as its Secretary and Treasurer. He was appointed by Governor Miller to the Department of Human Resources Board of Directors in 1998, and has served as a member of the Mercer University Board of Trustees since 1996. Mr. Elliott is on the Advisory Board of the Macon Technical Institute.

     EDWARD H. GREENE, age 54, has been the owner of Georgia Duplicating Products (office equipment) since 1977, and also is a 60% owner and serves as President of Power Marketing (consulting).

     HENRY K. KOPLIN, age 49, has served as Secretary of Macon Iron (recycling) since 1976, and is currently a partner of Macon Iron, General Steel Company (steel wholesale), Commercial Doors (distributor), Harmony Leasing, and Harmony Company.

     C. WARREN SELBY, JR., age 42, is the owner and has served as President of Warren Associates, Inc. (building contractors) since 1993. Georgia Trend magazine selected Mr. Selby as one of Georgia's most influential "40 under 40" rising stars in 1998, due to his business and community involvement.

     Each member of the Company's Board of Directors has served as a director since the Company's organization as a proposed holding company for Rivoli Bank & Trust in February 2001.


EXECUTIVE OFFICERS

     The executive officers of the Company and its wholly owned subsidiary, Rivoli Bank & Trust (the "Bank"), are as follows:

                                  Position                  Position with
Name                            with the Bank                the Company
----                            -------------               -------------

J. Patrick McGoldrick    President, Chief Executive  President, Chief Executive
                            Officer and Director    Officer and Class I Director

Geraldine R. Bolen       Senior Vice President and    Chief Financial Officer
                         Chief Financial Officer

Melville A. Jamison, II    Executive Vice President              ---

Mark Bikus                Senior Vice President and              ---
                              Senior Lender


     GERALDINE R. BOLEN, age 59, has served as the Bank's Chief Financial Officer since April 2000. Prior to joining the Bank, Ms. Bolen served as the Chief Financial Officer of First Bank of Georgia from June 1996 until it was acquired by Regions Funding in May 1998, and served as Senior Vice President of Accounting of Regions Funding from May 1998 to March 2000.

     MELVILLE A. JAMISON, II, age 35, is Executive Vice President of the Bank. Prior to joining the Bank in June 1997, Mr. Jamison held various lending positions with First South Bank from September 1995 to May 1997.

     MARK BIKUS, age 46, has served as Senior Vice President of Commercial Lending of the Bank since September 2000. Mr. Bikus has over 20 years banking experience. Prior to joining the Bank, he had been employed by Colonial Bank, serving as Senior Vice President of Commercial Lending from May 1994 until 1998, and as Senior Vice President of Commercial Lending and Senior Lender from 1998 until September 2000.

     For biographical information regarding Mr. McGoldrick, see "Election of Directors."

     Executive officers of the Company and the Bank are appointed by the Board of Directors of the Company and the Board of Directors of the Bank, respectively, and hold office at the pleasure of the respective Board.

     There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.



                       MEETINGS OF THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

     During 2002, the Board of Directors of the Company met once. The Board of Directors of the Bank is composed of the same members of the Company's Board and met 12 times during 2002. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors of the Company and the Bank and any committees of the Bank's Board on which such director served.

     The Board of Directors of the Company has one committee, the Audit Committee, which is currently composed of A.V. Elliott, D. Frank Gunn, Roy H. Fickling and F. Tredway Shurling. The Audit Committee reviews and makes recommendations to the Board of Directors on the Company's audit procedures and independent auditors' report to management and recommends to the Board of Directors the appointment of independent auditors for the Company. Each of the members of the Audit Committee is "independent" as defined in the New York Stock Exchange listing standards. The Board of Directors has not adopted an Audit Committee Charter. The Audit Committee met four times during 2002.

     The Board of Directors of the Company does not have a Compensation Committee, as each of the officers of the Company is compensated solely by the Bank. The Board of Directors of the Bank does have a Compensation Committee, which is presently composed of Ethel A. Cullinan, D. Frank Gunn, Edward H. Greene and Henry K. Koplin. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors of the Bank with respect to compensation of the Chief Financial Officer. The Compensation Committee of the Board of Directors of the Bank did not meet during 2002.

     The Company does not have a Directors Nominating Committee, that function being reserved to the entire Board of Directors.



                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Company for the year ended December 31, 2002. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2002 be included in the Company's Annual Report on Form 10-KSB for filing with the SEC.

                                     Respectfully submitted,

                                     The Audit Committee

                                     A.V. Elliott
                                     D. Frank Gunn
                                     Roy H. Fickling
                                     F. Tredway Shurling



                            EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years ended December 31, 2002, 2001 and 2000 concerning compensation paid or accrued by the Bank to or on behalf of the executive officers of the Bank whose total salary and bonus for 2002 exceeded $100,000 (the "Named Executive Officers"). All executive officers of the Company are also executive officers of the Bank and receive all compensation from the Bank.

                                                              Long Term
                                           Annual           Compensation
                                        Compensation           Awards
     Name and                        ------------------      ------------
     Principal          Fiscal                              Number of Shares
     Position            Year         Salary     Bonus     Underlying Options
     --------           ------        ------     -----     ------------------
J. Patrick McGoldrick    2002        $168,000   $21,840            ---
 President and Chief     2001        $146,981     ---              600
 Executive Officer       2000        $137,812     ---              ---

Melville A. Jamison, II  2002        $115,000   $10,200            ---
 Executive Vice          2001        $ 95,000     ---              ---
 President               2000        $ 86,000     ---             3,000

Mark Bikus               2002        $119,516   $11,053            ---
 Senior Vice President   2001        $110,481     ---              ---
 of Commercial Lending   2000(1)     $ 32,083     ---             2,000

-------------------------------
(1)  Mr. Bikus joined the Bank in September 2000.


COMPENSATION OF DIRECTORS

     Members of the Company's Board of Directors receive an annual retainer of $3,000, and each director other than Mr. McGoldrick also receives a fee of $50 for each Bank or Company Board committee meeting attended. Directors fees totaling $20,056 were paid in calendar year 2002. All directors are eligible to receive options to purchase stock under the Company's 1998 Stock Option Plan, which is described below. In 1998, each director was issued an immediately exercisable option under the plan to purchase 7,140 shares of common stock at an exercise price of $12.08. In January 2001, each director was issued an immediately exercisable option to purchase 600 shares of common stock at an exercise price of $17.60.


EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     On August 15, 2001, the Bank entered into an employment agreement with J. Patrick McGoldrick pursuant to which Mr. McGoldrick serves as President and Chief Executive Officer of the Bank. The agreement provides for an initial base salary of $160,000, with a five percent annual increase in the base salary during each year of the contract's three-year term. The agreement also provides for an annual bonus to be payable to Mr. McGoldrick of up to 20% of his base salary, based on the Bank's return on equity for the prior year. Mr. McGoldrick receives a monthly car allowance of $1,000 pursuant to the agreement and other benefits generally available to executive officers of the Bank.

     The agreement provides that in the event the Bank terminates Mr. McGoldrick's employment without cause, he will be entitled to receive severance pay in the amount of one-half of his then existing annual base salary. The agreement also contains non-competition and non-solicitation provisions.


STOCK OPTION PLAN

     On April 28, 1998, the Board of Directors of the Bank approved the 1998 Stock Option Plan (the "Plan") to promote the Bank's growth and success. The Plan was approved by the Bank's shareholders at the Bank's 1998 Annual Meeting of Shareholders. In connection with the reorganization of the Bank into a bank holding company structure, the Company assumed the Plan, and all options granted under the Plan to purchase common stock of the Bank were automatically converted to options to purchase an equal number of shares of the common stock of the Company.

     Options may be granted under the Plan to the Company's and the Bank's directors, officers and employees. The Plan provides for the grant of incentive and non-qualified stock options to purchase up to a total of 153,000 shares of the Company's common stock at the discretion of the Board of Directors of the Company or a committee designated by the Board of Directors to administer the Plan. The option exercise price of incentive stock options must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted. Incentive options granted under the Plan typically vest over a period of five years and expire on or before (i) the date which is the tenth anniversary of the date the option is granted, or (ii) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. As of April 1, 2003, options to purchase 142,088 shares of the Company's common stock were outstanding pursuant to the Plan.

     No options were granted to the Named Executive Officers during 2002. The following table provides certain information concerning options exercised during 2002 and the amount and value of stock options held by the Named Executive Officers as of December 31, 2002.
                                                                   Value of
                                                                  Unexercised
                                                                 In-the-Money
                                             Unexercised Options    Options
                         Shares                 as of 12/31/02   as of 12/31/02
                       Acquired on    Value       Exercisable/    Exercisable/
        Name             Exercise   Realized(1)  Unexercisable  Unexercisable(1)
        ----             --------   -----------  -------------  ----------------

J. Patrick McGoldrick      425        $3,366        17,515/0       $133,967/$0

Melville A. Jamison, II    ---          ---        7,080/4,020   $42,772/$15,650

Mark Bikus                 ---          ---          800/1,200        $0/$0

-----------------------
(1) Dollar values calculated by determining the difference between the estimated fair market value of the bank's common stock at the date of exercise (with respect to exercised options) and December 31, 2002 (with respect to unexercised options) ($20.00 at each date) and the exercise price of such options. Because no organized trading market exists for the common stock of the bank, the fair market value was determined by reference to recent sales of the common stock.


     The following table provides information as of December 31, 2002 regarding the Plan, which is the only equity compensation plan maintained by the Company.

                     EQUITY COMPENSATION PLAN INFORMATION

                                                                    Number
                                                                of securities
                                                                 available for
                                  Number of       Weighted-     future issuance
                                  securities       average       under equity
                                 to be issued      exercise      compensation
                                upon exercise      price of          plans
                                of outstanding    outstanding     (excluding
                                    options,       options,       securities
                                    warrants       warrants      reflected in
                                   and rights     and rights     in column (a))
   Plan category                      (a)            (b)             (c)
   -------------                --------------   ------------   --------------
Equity compensation plans
 approved by security holders       129,088         $13.90          10,912

Equity compensation plans not
 approved by security holders(1)     10,200         $ 9.80               0

Total                               139,288         $13.60          10,912

-----------------
(1) Represents a presently exercisable option to purchase 10,200 shares of the Company's common stock granted to J. Patrick McGoldrick in 1996 in connection with the organization of the Bank.



                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 1, 2003 with respect to ownership of the outstanding common stock of the Company by (i) each director of the Company, (ii) all directors and executive officers of the Company, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock.
                                      Shares           Percent of Outstanding
   Name                         Beneficially Owned(1)       Shares(2)
   ----                         ---------------------  ----------------------
Ethel A. Cullinan                     13,932(3)(4)             1.8%
A.V. Elliot                           36,144(3)(5)             4.7%
Roy H. Fickling                       35,175(3)                4.6%
Edward H. Greene                      24,726(3)(6)             3.2%
D. Frank Gunn                         19,643(3)                2.6%
Henry K. Koplin                       19,824(3)                2.6%
Edward P. Loomis, Jr.                  6,361(7)                 *
J. Patrick McGoldrick                 31,672(8)                4.1%
C. Warren Selby, Jr.                  29,468(3)(9)             3.8%
F. Tredway Shurling                   43,896(3)(10)            5.7%
Raymond H. Smith, Jr.                 21,697(3)(11)            2.8%
William T. Wiley, Jr.                 19,752(3)(12)            2.6%

  All directors and executive
  officers, as a group (15 persons)  295,911(13)              34.3%

-------------------
(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial ownership," determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, includes shares for which an individual, directly or indirectly, has or shares voting or investment power and also includes options which are exercisable within 60 days.
(2) In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options exercisable within 60 days held by such individual or group, but such unissued shares are not deemed outstanding in calculating the percentage ownership for other persons or groups.
(3)   Includes 7,315 shares subject to presently exercisable options.
(4)   Includes 11,072 shares jointly owned by Ms. Cullinan and her husband.
(5)   Includes 27,494 shares owned jointly by Mr. Elliot and his son.
(6) Includes 11,372 shares owned by Mr. Greene's son and 2,550 shares owned by Mr. Greene's daughter.
(7)   Includes 4,100 shares subject to presently exercisable options.
(8) Includes (i) 17,515 shares subject to presently exercisable stock options;(ii) 364 shares owned jointly by Mr. McGoldrick and his spouse,
      (iii) 51 shares owned by Mr. McGoldrick's daughter; (iv) 51 shares owned by Mr. McGoldrick's son; and (v) 718 shares owned by Mr. McGoldrick's spouse.
(9)   Includes (i) 1,964 shares held by Mr. Selby as custodian for his son Mason
      R. Selby; and (ii) 1,964 shares held by Mr. Selby as custodian for his son
      C. Warren Selby, III.
(10) Includes (i) 510 shares owned by Mr. Shurling's spouse, as to which beneficial ownership is disclaimed; (ii) 1,530 shares held by Mr. Shurling as trustee for his daughter, Dabney Shurling; (iii) and 1,530 shares held by Mr. Shurling as trustee for his daughter, Dixie Shurling. Mr. Shurling's address is P.O. Box 4705, Macon, Georgia 31208.
(11) Includes 1,020 shares held by Mr. Smith's son and 1,020 shares held by Mr. Smith's daughter.
(12)  Includes 510 shares owned by Mr. Wiley's spouse.
(13)  Includes 103,445 shares subject to presently exercisable options.



                               CERTAIN TRANSACTIONS

     The Bank extends loans from time to time to certain of the Company's directors, their associates and members of the immediate families of the directors and executive officers of the Company. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.



                         CHANGES IN CERTIFYING ACCOUNTANT

     On January 21, 2003, the Company dismissed its independent auditors, Francis & Co., CPAs, and on the same date authorized the engagement of McNair McLemore Middlebrooks & CO LLP as its independent auditors for the fiscal year ended December 31, 2002. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

     Francis & Co. audited the financial statements for the Company for the fiscal year ended December 31, 2001. The audit report of Francis & Co. for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     Except as described herein, in connection with the audit for the fiscal year ended December 31, 2001 and for the interim period through January 1, 2003, there were no disagreements with Francis & Co. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Francis & Co., would have caused it to make reference to the subject matter of the disagreement in its report.

     Further, prior to the engagement of McNair McLemore Middlebrooks & CO LLP, neither the Company nor any of its representatives sought the advice of McNair McLemore Middlebrooks & CO LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited period through January 21, 2003, Francis & Co., CPAs did not advise the Company that:

     (i) internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).



                          INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has approved the selection of McNair McLemore Middlebrooks & CO LLP as independent public accountants to audit the books of the Company for the current year, to report on the consolidated balance sheets and related statements of income, changes in shareholders' equity and cash flows of the Company and to perform such other appropriate accounting services as may be required by the Company.

     Representatives of McNair McLemore Middlebrooks & CO LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed by McNair McLemore Middlebrooks & CO for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2002 were $19,500. The aggregate fees billed by Francis & Co. for the review of the financial statements included in the Company's Forms 10-QSB for that year were $11,500.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2002, neither Francis & Co. nor McNair McLemore Middlebrooks & CO performed any services with regard to financial information systems design and implementation.

     ALL OTHER FEES. The aggregate fees for non-audit services provided by Francis & Co. during 2002 were $15,350. The aggregate fees for non-audit services provided by McNair McLemore Middlebrooks & CO during 2002 were $7,500.



            ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 2002 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Ms. Geraldine Bolen, Chief Financial Officer, at the offices of the Company, 5980 Zebulon Road, Macon, Georgia 31210. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.



                             SHAREHOLDER PROPOSALS

     The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2004 Annual Meeting of Shareholders is December 17, 2003. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2004 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by March 1, 2004, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.



                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the 2003 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.


                                   By Order of The Board of Directors,

                                   /s/ J. Patrick McGoldrick
                                   -------------------------------------
                                   J. Patrick McGoldrick
                                   President and Chief Executive Officer

Macon, Georgia
April 15, 2003



                             RIVOLI BANCORP, INC.
                              5980 ZEBULON ROAD
                             MACON, GEORGIA 31210

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints A.V. Elliott and Roy H. Fickling, and each of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of RIVOLI BANCORP, INC. to be held on May 20, 2003, at 9:00 a.m. at the City Club of Macon, located at 355 First Street, Macon, Georgia, and any adjournments or postponements thereof:

1. To elect four Class II directors to serve for a term of three years and until their successors are elected and qualified.

      ___  FOR all nominees listed below    ___  WITHHOLD AUTHORITY to vote for
           (except as marked to the              all nominees listed below
            contrary below)

      ETHEL A. CULLINAN, D. FRANK GUNN, EDWARD P. LOOMIS, JR., and WILLIAM T. WILEY, JR.

      INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.


                                         ______________________________________
                                                      (Signature)

                                         ______________________________________
                                                      (Signature)

                                         Print Name(s): _______________________

                                         ______________________________________

                                         Dated: _________________________, 2003